UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Preliminary Proxy Statement

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Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

ExcelFin Acquisition Corp.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14A(i)(1) and 0-11.

EXCELFIN ACQUISITION CORP.
100 Kingsley Park Dr, Fort Mill, South Carolina 29715
NOTICE OF SPECIAL MEETING
To Be Held at 10:00 a.m. E.S.T. on July 18, 2024
TO THE STOCKHOLDERS OF EXCELFIN ACQUISITION CORP.:
NOTICE IS HEREBY GIVEN that a special meeting (the “Special Meeting”) of ExcelFin Acquisition Corp., a Delaware corporation (“we”, “us”, “our” or the “Company”), will be held on July 18, 2024, at 10:00 a.m. Eastern Time, via live webcast at the following address https://[webcast address]. You will need the passcode “[excelfin2024]” and the 16-digit meeting control number that is printed on your proxy card to enter the Special Meeting. The Company recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts. Please note that you will not be able to attend the Special Meeting in person. The accompanying proxy statement (the “Proxy Statement”), is dated June [•], 2024, and is first being mailed to stockholders of the Company on or about June [•], 2024. You are cordially invited to attend the Special Meeting for the following purposes:
Proposal No. 1 — The Extension Amendment Proposal — to consider and vote upon a proposal to amend the Company’s amended and restated certificate of incorporation (the “Charter”) pursuant to a fourth amendment to the Charter in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment” and such proposal, the “Extension Amendment Proposal”) to extend the date by which the Company must effectuate an initial business combination (“initial business combination”) from July 25, 2024 (the “Termination Date”) to December 25, 2024, comprised of five one-month extensions (each an “Extension”), for a total of five months after the Termination Date (assuming the Company’s initial business combination has not occurred) (the end date of each Extension referred to herein as the “Extended Date”); and
Proposal No. 2 — The Adjournment Proposal — to consider and vote upon a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to (i) permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve one or more proposals presented to stockholders for vote or (ii) if stockholders have elected to redeem an amount of shares in connection with the Extension Amendment such that the Company would not adhere to the continued listing requirements of The Nasdaq Global Market (“Nasdaq”) (the “Adjournment Proposal”).
Both the Extension Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying Proxy Statement, which you are encouraged to read carefully.
On June 26, 2023, we entered into a Business Combination Agreement (“Business Combination Agreement”) with Betters Medical Investment Holdings Limited, a Cayman Islands exempted company (“Baird Medical”), Tycoon Choice Global Limited, a business company limited by shares incorporated under the laws of the British Virgin Islands and a wholly owned subsidiary of Baird Medical (“Tycoon” or the “Company”), Baird Medical Investment Holdings Limited, a Cayman Islands exempted company and a wholly owned subsidiary of Baird Medical (“PubCo”), Betters Medical Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of PubCo (“Merger Sub”) (as it may be amended from time to time, the “Business Combination Agreement”). The transactions contemplated by the Business Combination Agreement we refer to herein as the “Business Combination.”
We are not asking you to vote on the Business Combination at this time. The Business Combination will be submitted to stockholders of the Company for their consideration. On August 21, 2023, PubCo filed a Registration Statement on Form F-4 with the Securities and Exchange Commission (“SEC”), which includes a preliminary proxy statement and a definitive proxy statement, to be distributed to the Company’s stockholders in connection with the Company’s solicitation for proxies for the vote by the Company’s stockholders in connection with the Business Combination and other matters as described in the definitive proxy statement. After the Registration Statement on Form F-4 has been declared effective, the Company will mail a definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on the Business Combination. The Company’s stockholders and other interested persons are advised to read the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement, in connection with the Company’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the Business Combination, because these documents will contain important information about the Company and the Business Combination. Stockholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the Business Combination and other documents filed with the SEC by the Company, without charge, at the SEC’s website located at www.sec.gov.
The purpose of the Extension Amendment is to allow us more time to consummate the Business Combination. The Charter currently provides that we have until July 25, 2024 to consummate our initial business combination.
Our board has determined that it is in the best interests of the Company to seek an extension of the Combination Period and have our stockholders approve the Extension Amendment Proposal to allow for additional time to hold a special meeting to obtain the stockholder approvals required in connection with the Business Combination and to consummate the closing of the Business Combination. Our board currently believes that it is improbable that we will be able to complete our initial business combination before July 25, 2024. Accordingly, our board believes that, in order for us to potentially consummate an initial business combination, we will need to obtain the Extension. Therefore, our board has determined that it is in the best interests of the Company and its stockholders to amend the Charter to extend the time it has to complete a business combination (the “Combination Period”) to December 25, 2024 (if extended to the full extent) in order to provide our stockholders with the chance to participate in a business combination. If the Extension Proposal is approved, the Company will have the right to extend the Combination Period for a total of up to five times, with five one-month Extensions, for a total of five months after the Termination Date up to December 25, 2024 (if extended to the full extent), provided that in connection with each Extension, the Company or ExcelFin SPAC LLC, the Company’s sponsor (the “Sponsor”) (or its affiliates or permitted designees), agrees to deposit into the trust account for each of the five one-month Extensions $0.025 for each unredeemed public share (the “Extension Payment”) until December 25, 2024 (assuming the Company’s business combination has not occurred) in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination.
In connection with the Extension Amendment Proposal, stockholders may elect to redeem their public shares (the “Election”) for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with our IPO (the “Trust Account”), including interest earned on the funds held in the Trust Account and not previously released to the Company to pay taxes, if any, divided by the number of then-outstanding public shares. The Election can be made regardless of whether holders of public shares (“public stockholders”) vote “FOR” or “AGAINST” the Extension Amendment Proposal and the Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make the Election regardless of whether such public stockholders were holders as of the record date (as defined below). Public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not consummated our initial business combination by the Extended Date. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting, if the Extension Amendment is implemented and a public stockholder does not make the Election, they will retain the right to vote on any proposed initial business combination in the future and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of such initial business combination, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any, divided by the number of then-outstanding public shares, in the event a proposed business combination is consummated.
Based upon the amount in the Trust Account as of June [•], 2024, which was approximately $[•], we anticipate that the per-share price at which public shares will be redeemed for a pro rata portion of the funds held in the Trust Account will be approximately $[•] at the time of the Special Meeting. The closing price of the public shares on the Nasdaq on June [•], 2024, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $[•]. We cannot assure stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON JULY 16, 2024 (TWO BUSINESS DAYS BEFORE THE SPECIAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARES (AND/OR DELIVER YOUR SHARE CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO EQUINITY TRUST COMPANY, LLC (OUR “TRANSFER AGENT”) OR TO TENDER YOUR SHARES (AND/OR DELIVER YOUR SHARE CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO OUR TRANSFER AGENT ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/ WITHDRAWAL AT CUSTODIAN), AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE IN THE ACCOMPANYING PROXY STATEMENT.
The Adjournment Proposal, if adopted, will allow our board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. Notwithstanding the order of the resolutions on the notice to the Special Meeting, the Adjournment Proposal may be presented first to our stockholders if, based on the tabulated vote collected at the time of the Special Meeting, there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or, if due to redemptions in connection with the Extension Amendment Proposal, the Company would not adhere to the continued listing requirements of Nasdaq.
If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by July 25, 2024, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible, but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board, liquidate and dissolve, subject in the case of clauses (2) and (3), to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the former holders of our Class B common shares (the “founder shares” and, together with the public shares, the “shares” or “common shares”), including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares. All of the founder shares were converted into Class A common stock on October 25, 2023. At the time of the conversion, all of the Class B common stock was held of record by the sponsor. References herein to the founder shares include the shares of Class A common stock issued upon conversion of the Class B common stock.
The approval of the Extension Amendment Proposal requires the affirmative vote of the holders of at least a majority of all then outstanding shares of common stock. The approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the common stockholders present in person or represented by proxy at the Special Meeting and entitled to vote thereon.
Our board has fixed the close of business on June [•], 2024 (the “record date”) as the record date for determining the stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the common stock on the record date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.
After careful consideration of all relevant factors, our board has determined that the Extension Amendment Proposal and, if presented, the Adjournment Proposal, are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.
No other business is proposed to be transacted at the Special Meeting.
Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Adjournment Proposal and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your common shares.

June [•], 2024
By Order of the Board of Directors
/s/ Joe Ragan

Joe Ragan
Chief Executive Officer
(Principal Executive Officer)
Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record, you may also cast your vote in person at the Special Meeting (including by virtual means as provided in the accompanying Proxy Statement). If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the Special Meeting by obtaining a proxy from your brokerage firm or bank (including by virtual means as provided in the accompanying Proxy Statement). Your failure to vote or instruct your broker or bank how to vote will mean that your common shares will not count towards the quorum requirement for the Special Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Special Meeting.

EXCELFIN ACQUISITION CORP.
100 Kingsley Park Dr
Fort Mill, South Carolina 29715
SPECIAL MEETING
To Be Held on July 18, 2024
PROXY STATEMENT
The special meeting (the “Special Meeting”) of ExcelFin Acquisition Corp. (“we,” “us,” “our” or the “Company”) will be held at 10:00 a.m. E.S.T. on July 18, 2024 via live webcast at the following address https://[webcast address] (passcode “[excelfin2024]”), for the sole purpose of considering and voting upon the following proposals:
Proposal No. 1 — The Extension Amendment Proposal — to consider and vote upon a proposal to amend the Company’s amended and restated certificate of incorporation (the “Charter”) pursuant to a fourth amendment to the Charter in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment” and such proposal, the “Extension Amendment Proposal”) to extend the date by which the Company must effectuate an initial business combination (“initial business combination”) from July 25, 2024 (the “Termination Date”) to December 25, 2024, comprised of five one-month extensions (each an “Extension”), for a total of five months after the Termination Date (assuming the Company’s initial business combination has not occurred) (the end date of each Extension referred to herein as the “Extended Date”); and
Proposal No. 2 — The Adjournment Proposal — to consider and vote upon a proposal to adjourn the Special Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve one or more proposals presented to stockholders for vote or (ii) if stockholders have elected to redeem an amount of shares in connection with the Extension Amendment such that the Company would not adhere to the continued listing requirements of The Nasdaq Global Market (“Nasdaq”) (the “Adjournment Proposal”).
On June 26, 2023, we entered into a Business Combination Agreement (“Business Combination Agreement”) with Betters Medical Investment Holdings Limited, a Cayman Islands exempted company (“Baird Medical”), Tycoon Choice Global Limited, a business company limited by shares incorporated under the laws of the British Virgin Islands and a wholly owned subsidiary of Baird Medical (“Tycoon” or the “Company”), Baird Medical Investment Holdings Limited, a Cayman Islands exempted company and a wholly owned subsidiary of Baird Medical (“PubCo”) and Betters Medical Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of PubCo (“Merger Sub”) (as it may be amended from time to time, the “Business Combination Agreement”). The transactions contemplated by the Business Combination Agreement we refer to herein as the “Business Combination.”
We are not asking you to vote on the Business Combination at this time. The Business Combination will be submitted to stockholders of the Company for their consideration. On August 21, 2023, PubCo filed a Registration Statement on Form F-4 with the Securities and Exchange Commission (“SEC”), which includes a preliminary proxy statement and a definitive proxy statement, to be distributed to the Company’s stockholders in connection with the Company’s solicitation for proxies for the vote by the Company’s stockholders in connection with the Business Combination and other matters as described in the definitive proxy statement. After the Registration Statement on Form F-4 has been declared effective, the Company will mail a definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on the Business Combination. The Company’s stockholders and other interested persons are advised to read the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement, in connection with the Company’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the Business Combination, because these documents will contain important information about the Company and the Business Combination. Stockholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the Business Combination and other documents filed with the SEC by the Company, without charge, at the SEC’s website located at www.sec.gov.
The purpose of the Extension Amendment is to allow us more time to consummate the Business Combination. The Charter currently provides that we have until July 25, 2024 to consummate our initial business combination. If the Extension Amendment Proposal is not approved, we may not be able to consummate the Business Combination. We urge you to vote at the Special Meeting regarding the Extension Amendment.
Our board has determined that it is in the best interests of the Company to seek an extension of such date and have our stockholders approve the Extension Amendment Proposal to allow for additional time to hold a special meeting to obtain the stockholder approvals required in connection with the Business Combination and to consummate the closing of the Business Combination. Without the Extension, if we are unable to complete the Business Combination on or before July 25, 2024, we would be precluded from completing our initial business combination and would be forced to liquidate. Our board currently believes that it is improbable that we will be able to negotiate and complete our initial business combination before July 25, 2024. Accordingly, our board believes that, in order for us to potentially consummate an initial business combination, we will need to obtain the Extension. Therefore, our board has determined that it is in the best interests of the Company and its stockholders to amend the Charter to extend the time it has to complete a business combination (the “Combination Period”) to December 25, 2024 (if extended to the full extent) in order to provide our stockholders with the chance to participate in a business combination. If the Extension Proposal is approved, the Company will have the right to extend the Combination Period for a total of up to five times, with five one-month Extensions for a total of five months after the Termination Date up to December 25, 2024 (if extended to the full extent), provided that in connection with each Extension, the Company or ExcelFin SPAC LLC, the Company’s sponsor (the “Sponsor”) (or its affiliates or permitted designees) agrees to deposit into the Trust Account for each of the five one-month Extensions $0.025 for each unredeemed public share (the “Extension Payment”) until December 25, 2024 (assuming the Company’s business combination has not occurred) in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination.
In connection with the Extension Amendment Proposal, stockholders may elect to redeem their public shares (the “Election”) for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with our IPO (the “Trust Account”), including interest earned on the funds held in the Trust Account and not previously released to the Company to pay taxes, if any, divided by the number of then-outstanding public shares. The Election can be made regardless of whether holders of public shares (“public stockholders”) vote “FOR” or “AGAINST” the Extension Amendment Proposal, and the Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make the Election regardless of whether such public stockholders were holders as of the record date (as defined below). Public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not consummated our initial business combination by the Extended Date. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting, if the Extension Amendment is implemented and a public stockholder does not make the Election, they will retain the right to vote on any proposed initial business combination in the future and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of such initial business combination, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any, divided by the number of then-outstanding public shares, in the event a proposed business combination is consummated.
The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $[•] that was in the Trust Account as of June [•], 2024. In such event, we may need to obtain additional funds to consummate an initial business combination and for the Company’s shares of Class A common stock to be or remain listed on the Nasdaq, and there can be no assurance that such funds will be available on acceptable terms or at all.
If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by July 25, 2024, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board, liquidate and dissolve, subject in the case of clauses (2) and (3), to our obligations under the Delaware General Corporate Law (“DGCL”) to provide for claims of creditors and the requirements of other applicable law.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the former holders of our Class B common shares (the “founder shares” and, together with the public shares, the “shares” or “common shares”), including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares. All of the founder shares were converted into Class A common stock on October 25, 2023. At the time of the conversion, all of the Class B common stock was held of record by the sponsor. References herein to the founder shares include the shares of Class A common stock issued upon conversion of the Class B common stock.
Based upon the amount in the Trust Account as of June [•], 2024, which was $[•], we anticipate that the per-share price at which public shares will be redeemed for a pro rata portion of the funds held in the Trust Account will be approximately $[•] at the time of the Special Meeting. The closing price of the public shares on Nasdaq on June [•], 2024, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $[•]. We cannot assure stockholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares.
If the Extension Amendment Proposal is approved, we will (1) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest earned thereon and not previously released to us to pay taxes, divided by the number of then-outstanding public shares and (2) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds will remain in the Trust Account and will be available for use by us in connection with consummating an initial business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on any initial business combination through the Extended Date if the Extension Amendment Proposal is approved.
Our board has fixed the close of business on June [•], 2024 (the “record date”) as the record date for determining the stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the common shares on the record date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. On the record date of the Special Meeting, there were 7,289,316 common shares outstanding, of which 1,539,316 were public shares and 5,750,000 were founder shares. The founder shares carry voting rights in connection with the Extension Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor, which holds all of the founder shares, that it intends to vote in favor of the Extension Amendment Proposal and the Adjournment Proposal.
This Proxy Statement contains important information about the Special Meeting and the proposals. Please read it carefully and vote your shares.
We will pay for the entire cost of soliciting proxies. We have engaged Morrow Sodali LLC (“Morrow”), to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Morrow a fee of $15,000. We will also reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
This Proxy Statement is dated June [•], 2024 and is first being mailed to stockholders on or about June [•], 2024.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.
Q:
Why am I receiving this Proxy Statement?

A:
This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the special meeting, or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.

We are a blank check company formed under the laws of the State of Delaware for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. On October 25, 2021, we consummated our IPO of 23,000,000 units for which we derived gross proceeds of $230.0 million. Simultaneously with the closing of our IPO, we completed the private placement of 11,700,000 warrants (the “private placement warrants”) to our Sponsor, generating gross proceeds to us of $11.7 million. Of the gross proceeds received from our IPO and the sale of the private placement warrants, we deposited $234,600,000 in the Trust Account. In connection with redemptions made in connection with the extensions of the time to complete an initial business combination, approximately $217.0 million was withdrawn from the Trust Account to fund such redemptions, leaving a balance of approximately $23.5 million.
Like many blank check companies, our Charter provides for the return of the funds held in the Trust Account to our public stockholders if we do not consummate a business combination by July 25, 2024. Our board has determined that it is in the best interests of the Company to amend the Charter to extend the date we have to consummate a business combination to the Extended Date in order to allow our stockholders to evaluate the initial business combination, and for us to be able to potentially consummate the initial business combination, and is submitting the proposals included herein to our stockholders to vote upon at the Special Meeting.
Q:
What is being voted on?

A:
You are being asked to vote on the following proposals:

Proposal No. 1 — The Extension Amendment Proposal — to consider and vote upon a proposal to amend the Company’s amended and restated certificate of incorporation (the “Charter”) pursuant to a fourth amendment to the Charter in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment” and such proposal, the “Extension Amendment Proposal”) to extend the date by which the Company must effectuate an initial business combination (“initial business combination”) from July 25, 2024 (the “Termination Date”) to December 25, 2024, comprised of five one-month extensions (each an “Extension”), for a total of five months after the Termination Date (assuming the Company’s initial business combination has not occurred) (the end date of each Extension referred to herein as the “Extended Date”); and
Proposal No. 2 — The Adjournment Proposal — to consider and vote upon a proposal to adjourn the Special Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve one or more proposals presented to stockholders for vote or (ii) if stockholders have elected to redeem an amount of shares in connection with the Extension Amendment such that the Company would not adhere to the continued listing requirements of The Nasdaq Global Market (“Nasdaq”) (the “Adjournment Proposal”).
On June 26, 2023, we entered into the Business Combination Agreement with Baird Medical, Tycoon, PubCo and Merger Sub. We are not asking you to vote on the Business Combination at this time. The Business Combination will be submitted to stockholders of the Company for their consideration. On August 21, 2023, PubCo filed a Registration Statement on Form F-4 with the SEC, which includes a preliminary proxy statement and a definitive proxy statement, to be distributed to the Company’s stockholders in connection with the Company’s solicitation for proxies for the vote by the Company’s stockholders in connection with the Business Combination and other matters as described in the definitive proxy statement. After the Registration Statement on Form F-4 has been declared effective, the Company will mail a definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on the Business Combination. The Company’s stockholders and other interested persons are advised to read the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement, in connection with the Company’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the Business Combination, because these documents will contain important information about the Company and the Business Combination. Stockholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the Business Combination and other documents filed with the SEC by the Company, without charge, at the SEC’s website located at www.sec.gov.
If the Extension Amendment Proposal is not approved, we may not be able to consummate the Business Combination. We urge you to vote at the Special Meeting regarding the Extension Amendment.
If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by July 25, 2024, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board, liquidate and dissolve, subject in the case of clauses (2) and (3), to our obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.
Q:
Why is the Company proposing the Extension Amendment Proposal?

A:
Our Charter provides for the return of the funds held in the Trust Account to the holders of public shares if we do not consummate a business combination on or before July 25, 2024. As we explain below, we may not be able to consummate an initial business combination by that date.

We are asking for an extension of this timeframe in order to consummate the Business Combination. Our board currently believes there is not sufficient time before July 25, 2024 to hold a special meeting to obtain the stockholder approvals required in connection with the Business Combination and to consummate the closing of the Business Combination. Therefore, our board has determined that it is in the best interests of the Company and its stockholders to amend its Charter to extend the time it has to complete a business combination (the “Combination Period”) to December 25, 2024 (if extended to the full extent) in order to provide our stockholders with the chance to participate in a business combination. If the Extension Proposal is approved, the Company will have the right to extend the Combination Period for a total of up to five times, with five one-month Extensions for a total of five months after the Termination Date up to December 25, 2024 (if extended to the full extent), provided that in connection with each extension, the Company or ExcelFin SPAC LLC, the Company’s sponsor (the “Sponsor”) (or its affiliates or permitted designees) agrees to deposit into the Trust Account for each of the five one-month extensions $0.025 for each unredeemed public share (the “extension payment”) until December 25, 2024 (assuming the Company’s business combination has not occurred) in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination.

Accordingly, in order for our stockholders to be able to evaluate the Business Combination and for us to be able to consummate the Business Combination, we will need to obtain the Extension.
Q:
Why should I vote “FOR” the Extension Amendment Proposal?

A:
Our Charter provides that if our stockholders approve an amendment to our Charter that would affect the substance or timing of our obligation to redeem all of our public shares if we do not consummate our initial business combination before July 25, 2024, we will provide our public stockholders with the opportunity to redeem all or a portion of their common shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any, divided by the number of then-outstanding public shares. This provision of the Charter was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Charter.

The Extension Amendment Proposal would give us the opportunity to consummate the Business Combination, which our board believes in the best interests of the Company. If you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination in the future and the right to redeem your public shares in connection with such initial business combination.
Our board recommends that you vote in favor of the Extension Amendment Proposal.
Q:
Will you seek any further extensions to liquidate the Trust Account?

A:
As of the date of this Proxy Statement, we do not anticipate seeking any further extension to consummate the Business Combination, although we may determine to do so in the future, if necessary.

Q:
Why should I vote “FOR” the Adjournment Proposal?

A:
If the Adjournment Proposal is not approved by our stockholders, our board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or, if due to redemptions in connection with the Extension Amendment Proposal, the Company would not adhere to the continued listing requirements of Nasdaq.

If presented, our board recommends that you vote in favor of the Adjournment Proposal.
Q:
How do the Company insiders intend to vote their shares?

A:
Our Sponsor owns 5,750,000 founder shares. Such founder shares represent 78.9% of our issued and outstanding common shares. The founder shares carry voting rights in connection with the Extension Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor that it intends to vote in favor of the Extension Amendment Proposal and the Adjournment Proposal. Pursuant to a letter agreement entered into with us by our Sponsor and each of our officers and directors in connection with our IPO, our Sponsor, directors and officers and their respective affiliates are not entitled to redeem any founder shares held by them in connection with the Extension Amendment Proposal.

Our Sponsor, directors, officers, advisors or any of their respective affiliates may purchase public shares or warrants in privately negotiated transactions or in the open market either prior to or following the Special Meeting. Any such purchases that are completed after the record date for the Special Meeting may include an agreement with a selling stockholder that such stockholder, for so long as he, she or it remains the record holder of the shares in question, will vote in favor of the Extension Amendment Proposal and/or will not exercise such stockholder’s redemption rights with respect to the shares so purchased. Any such privately negotiated purchases may be affected at purchase prices that are below the per-share pro rata portion of the funds held in the Trust Account. Additionally, subject to applicable securities laws (including with respect to material nonpublic information), our Sponsor, directors, officers, advisors or any of their respective affiliates may enter into transactions with investors and others to provide them with incentives to acquire public shares, vote their public shares in favor of the Extension Amendment Proposal or not redeem their public shares. None of the funds held in the Trust Account will be used to purchase public shares or warrants in such transactions. If they engage in such transactions, they will be restricted from making any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or if such purchases are prohibited by Regulation M under the Securities Exchange Act of 1934 (the “Exchange Act”). We do not currently anticipate that such purchases, if any, would constitute a tender offer subject to the tender offer rules under the Exchange Act or a going-private transaction subject to the going-private rules under the Exchange Act; however, if the purchasers determine at the time of any such purchases that the purchases are subject to such rules, the purchasers will comply with such rules. Any such purchases will be reported pursuant to Section 13 and Section 16 of the Exchange Act to the extent such purchasers are subject to such reporting requirements.
Additionally, in the event our Sponsor, directors, officers, advisors or any of their respective affiliates were to purchase shares or warrants from public stockholders such purchases would be structured in compliance with the requirements of Rule 14e-5 under the Exchange Act including, in pertinent part, through adherence to the following:
•
our proxy statement would disclose the possibility that our Sponsor, directors, officers, advisors or any of their respective affiliates may purchase shares, rights or warrants from public stockholders outside the redemption process, along with the purpose of such purchases;

•
if our Sponsor, directors, officers, advisors or any of their respective affiliates were to purchase shares or warrants from public stockholders, they would do so at a price no higher than the price offered through our redemption process;

•
our proxy statement would include a representation that any of our securities purchased by our Sponsor, directors, officers, advisors or any of their respective affiliates would not be voted in favor of approving the Extension Amendment;

•
our Sponsor, directors, officers, advisors or any of their respective affiliates would not possess any redemption rights with respect to our securities or, if they do acquire and possess redemption rights, they would waive such rights; and

•
we would disclose in a Form 8-K, before our stockholder meeting, the following material items:

•
the amount of our securities purchased outside of the redemption offer by our Sponsor, directors, officers, advisors or any of their respective affiliates, along with the purchase price;

•
the purpose of the purchases by our Sponsor, directors, officers, advisors or any of their respective affiliates;

•
the impact, if any, of the purchases by our Sponsor, directors, officers, advisors or any of their respective affiliates on the likelihood that the Extension Amendment Proposal will be approved;

•
the identities of our security holders who sold to our Sponsor, directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of our security holders (e.g., 5% security holders) who sold to our Sponsor, directors, officers, advisors or any of their respective affiliates; and

•
the number of our securities for which we have received redemption requests pursuant to our redemption offer.

The purpose of any such transaction could be to (1) increase the likelihood of obtaining stockholder approval of the Extension Amendment Proposal or (2) satisfy Nasdaq continued listing requirements. Any such purchases of our securities may result in the completion of our initial business combination that may not otherwise have been possible. In addition, if such purchases are made, the public “float” of our securities may be reduced and the number of beneficial holders of our securities may be reduced, which may make it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

Q:
What vote is required to adopt the Extension Amendment Proposal?

A:
The approval of the Extension Amendment Proposal requires the affirmative vote of holders of at least a majority of all then outstanding shares of common stock.

Q:
What vote is required to approve the Adjournment Proposal?

A:
If presented, the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the common stockholders present in person or represented by proxy at the Special Meeting and entitled to vote thereon.

Q:
What if I do not want to vote “FOR” the Extension Amendment Proposal?

A:
If you do not want the Extension Amendment Proposal to be approved, you must abstain, not vote or vote “AGAINST” the proposals.

Q:
What happens if the Extension Amendment Proposal is not approved?

A:
If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by July 25, 2024, as contemplated by our IPO prospectus and in accordance with our Charter, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board, liquidate and dissolve, subject in the case of clauses (2) and (3), to our obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holder of our founder shares, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.
Q:
If the Extension Amendment Proposal is approved, what happens next?

A:
We will continue our efforts to consummate the Business Combination.

Upon approval of the Extension Amendment Proposal by the requisite number of votes, the amendments to our Charter that are set forth in Annex A hereto will become effective. We will remain a reporting company under the Exchange Act and our units, public shares and public warrants will remain publicly traded.
If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our common shares held by our Sponsor as a result of its ownership of the founder shares.
If the Extension Amendment Proposal is approved but we do not consummate our initial business combination by the Extended Date (or, if the date by which we have to consummate a business combination is further extended at a duly called special meeting, such later date), we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board, liquidate and dissolve, subject in each case to our obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holder of our founder shares, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.
Q:
What happens to the Company warrants if the Extension Amendment Proposal is not approved?

A:
If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by July 25, 2024, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board, liquidate and dissolve, subject in the case of clauses (2) and (3), to our obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holder of our founder shares, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.
Q:
What happens to the Company’s warrants if the Extension Amendment Proposal is approved?

A:
If the Extension Amendment Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate an initial business combination until the Extended Date. The Company’s warrants will remain outstanding and only become exercisable 30 days after the completion of an initial business combination, provided we have an effective registration statement under the Securities Act covering the issuance of the common shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

Q:
How are the funds in the Trust Account currently being held?

A:
On January 24, 2024, the SEC issued final rules (“Final Rules”) relating to, among other items, enhancing disclosures in business combination transactions involving SPACs and private operating companies; amending the financial statement requirements applicable to transactions involving shell companies; effectively limiting the use of projections in SEC filings in connection with proposed business combination transactions; increasing the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940. These rules may materially adversely affect our ability to engage financial and capital market advisors, negotiate and complete the Business Combination and may increase the costs and time related thereto.

On March 30, 2022, the SEC had proposed rules which would provide a safe harbor for SPACs satisfying certain criteria from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the Proposed Rules would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of its registration statement for its initial public offering (“IPO Registration Statement”). The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.
In adopting the Final Rules, the SEC did not adopt the proposed safe harbor but did provide guidance on activities that may raise concerns as to investment company status.
Notwithstanding the foregoing guidance, there remains uncertainty concerning the applicability of the Investment Company Act to SPACs, including a company like ours, that has not completed its initial business combination within 24 months from the effective date of its IPO Registration Statement. It is possible that a claim could be made that we have been operating as an unregistered investment company. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction, and our warrants would expire worthless.
Prior to October 26, 2023, funds in the Trust Account were held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940. However, to mitigate the risk of the Company being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), prior to the 24-month anniversary of the effective date of the registration statement relating to the Company’s initial public offering, the Company instructed US Bank National Association, the trustee with respect to the Trust Account (the “Trustee”), to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and to hold all funds in the Trust Account in cash in an interest bearing account until the earlier of consummation of our initial business combination or liquidation. In connection with such instructions, on October 26, 2023, the Company and the Trustee entered into an amendment (the “Trust Agreement Amendment”) to the Investment Management Trust Agreement dated October 25, 2021, which governs the investment of monies held in the Trust Account, to specifically allow the investment of those funds into an interest bearing account.
Q:
If I do not exercise my redemption rights in connection with the Extension Amendment, would I still be able to exercise my redemption rights in connection with any future initial business combination?

A:
Unless you elect to redeem your shares in connection with the Extension Amendment as described in this Proxy Statement, you will be able to exercise redemption rights in respect of any future initial business combination subject to any limitations set forth in our Charter.

Q:
How do I change my vote?

A:
You may change your vote by sending a later-dated, signed proxy card to the Company at ExcelFin Acquisition Corp., 100 Kingsley Park Dr, Fort Mill, South Carolina 29715, so that it is received prior to the Special Meeting or by attending the Special Meeting in person and voting (including by virtual means as provided below). You also may revoke your proxy by sending a notice of revocation to the same address, which must be received by the Company prior to the Special Meeting.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name and you wish to change your vote, you must contact your broker, bank or other nominee. If your shares are held in street name and you wish to attend the Special Meeting and vote at the Special Meeting, you must bring to the Special Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Any stockholder wishing to attend the virtual Special Meeting should register for the meeting by June [•], 2024 (five business days prior to the date of the Special Meeting). To register for the Special Meeting, please follow the following instructions as applicable to the nature of your ownership of common shares:
•
If your shares are registered in your name with Equinity Trust Company, LLC and you wish to attend the Special Meeting online, go to https://[webcast address] and enter the passcode “[excelfin2024]”, then enter the control number included on your proxy card and click on the “Click here to preregister for the online meeting” link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

•
Beneficial stockholders (those whose shares are held through a stock brokerage account or by a bank or other holder of record) who wish to attend the Special Meeting online and vote must obtain a legal proxy by contacting their account representative at the bank, broker or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to Proxy@equinity.com. Equinity Trust Company, LLC will issue a control number and email it back with the meeting information.

Q:
How are votes counted and what vote is required to approve each of the proposals?

A:
Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes.

The Extension Amendment Proposal must be approved by the affirmative vote of the holders of at least a majority of all then outstanding shares of common stock. The approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the common stockholders present in person or represented by proxy at the Special Meeting and entitled to vote thereon.
Q:
If my shares are held in “street name,” will my broker automatically vote them for me?

A:
No. Under the rules of various national and regional securities exchanges, your broker, bank or other nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee. We believe all the proposals presented to the stockholders will be considered non-discretionary and therefore your broker, bank or other nominee cannot vote your shares without your instruction. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

Q:
What is a quorum requirement?

A:
A quorum of our stockholders is necessary to hold a valid Special Meeting. A quorum will be present at the Special Meeting if the holders of shares of outstanding capital stock of the Company representing a majority of the voting power of all outstanding shares of capital stock of the Company entitled to vote at the Special Meeting are represented in person or by proxy. As of the record date for the Special Meeting, the holders of at least 3,644,659 common shares would be required to achieve a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person (including by virtual means) at the Special Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the meeting may adjourn the meeting to such other day, time and/or place as the chairman may determine.

Q:
Who can vote at the Special Meeting?

A:
Only holders of record of our common shares at the close of business on June [•], 2024 are entitled to have their vote counted at the Special Meeting and any adjournments thereof. On this record date, 7,289,316 common shares (consisting of 1,539,316 public shares and 5,750,000 founder shares) were outstanding and entitled to vote at the Special Meeting.

Stockholder of Record: Shares Registered in Your Name.   If on the record date your shares were registered directly in your name with our transfer agent, Equinity Trust Company (our “transfer agent”), then you are a stockholder of record. As a stockholder of record, you may vote in person (including by virtual means) at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank.   If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.
Q:
Does the board recommend voting for the approval of the Extension Amendment Proposal and the Adjournment Proposal?

A:
Yes. After careful consideration of the terms and conditions of these proposals, our board has determined that the Extension Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The board recommends that our stockholders vote “FOR” the Extension Amendment Proposal and the Adjournment Proposal.

Q:
What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?

A:
Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things, direct or indirect ownership of founder shares and warrants that may become exercisable in the future and advances that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Special Meeting — Interests of our Sponsor, Directors and Officers.”

Q:
Do I have dissenters’ or appraisal rights if I object to the Extension Amendment Proposal?

A:
Our stockholders do not have dissenters’ rights or appraisal rights in connection with the Extension Amendment Proposal.

Q:
What do I need to do now?

A:
We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes hereto, and to consider how the proposals will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

Q:
How do I vote?

A:
If you were a holder of record of our common stock on the record date, you may vote in person online at the Special Meeting, via internet or by telephone or by submitting a proxy for the Special Meeting.

Whether or not you plan to attend the Special Meeting in person online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Special Meeting and vote in person online if you have already voted by proxy.
If your common shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting online. However, since you are not the stockholder of record, you may not vote your shares in person online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.
Q:
How do I redeem my common shares?

A:
Each of our public stockholders may submit an Election to, subject to the approval of the Extension Amendment Proposal and the implementation of the Extension, redeem all or a portion of its, his or her public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any, divided by the number of then-outstanding public shares. If you do not make an Election to redeem your public shares, you will also be able to redeem your public shares in connection with any proposed initial business combination, or if we have not consummated our initial business combination by the Extended Date.

In order to tender your common shares (and/or deliver your share certificate(s) (if any) and other redemption forms) for redemption, you must elect either to physically tender your share certificates to Equinity Trust Company, the Company’s transfer agent, at Equinity Trust Company, 55 Challenger Road 2nd floor, Ridgefield Park, New Jersey 07660, Attn: SPAC team, SPACSUPPORT@equiniti.com, or to tender your common shares (and/or deliver your share certificate(s) (if any) and other redemption forms) to our transfer agent electronically using The Depository Trust Company’s (“DTC”) DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. If you are a holder of public shares and you intend to seek redemption of your shares, you will need to deliver your shares to our transfer agent (together with any applicable share certificates and redemption forms), either physically or electronically through DTC, at the address above prior to 5:00 p.m., Eastern Time, on June [•], 2024 (two business days prior to the date of Special Meeting).
Q:
How do I withdraw my election to redeem my common shares?

A:
If you tender your common stock (and/or delivered your share certificate(s) (if any) and other redemption forms) for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such a request by contacting our transfer agent at the address listed above. Any request for redemption, once made by a holder of public shares, may not be withdrawn once submitted to us unless our board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part).

Q:
What should I do if I receive more than one set of voting materials?

A:
You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Q:
Who is paying for this proxy solicitation?

A:
We will pay for the entire cost of soliciting proxies. We have engaged Morrow to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Morrow a fee of $15,000. We will also reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
Q:
Who can help answer my questions?

A:
If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, Connecticut 06902
Stockholders may call toll-free: (800) 662-5200
Banks and Brokerage Firms, please call: (203) 658-9400
Email: xfin.info@investor.morrowsodali.com
If you have questions regarding the certification of your position or tendering your common shares (and/or delivering your share certificate(s) (if any) and other redemption forms), please contact:
Equinity Trust Company
55 Challenger Road 2nd floor
Ridgefield Park, New Jersey 07660
Attention: SPAC team
Email: SPACSUPPORT@equiniti.com
You may also obtain additional information about us from documents we file with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS
This Proxy Statement contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Proxy Statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Actual results and stockholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K filed with the SEC on March 31, 2022, in this Proxy Statement and in other reports the Company files with the SEC. Many of the risks and factors that will determine these results and stockholders’ value are beyond the Company’s ability to control or predict.
All such forward-looking statements speak only as of the date of this Proxy Statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Forward-Looking Statements” section.
RISK FACTORS
You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on March 31, 2022 and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.
The Extension Amendment Proposal will give the Board the authority to extend our termination date to a date that is in violation of applicable listing standards of the Nasdaq Stock Market LLC (“Nasdaq”).
If the Extension Amendment Proposal passes, the Board elects to extend the termination date beyond October 25, 2024, and we have not completed a qualifying business combination transaction by October 25, 2024, we will be in violation of Nasdaq listing standards.
Section IM-5101-2(b) of the Nasdaq Listing Rules requires that any special purpose acquisition company, such as the Company, must within 36 months of the effectiveness of its IPO registration statement, or such shorter period that the company specifies in its registration statement, must complete one or more business combinations having an aggregate fair market value of at least 80% of the value of the deposit account (excluding any deferred underwriters fees and taxes payable on the income earned on the deposit account) at the time of the agreement to enter into the initial combination. The date that is 36 months following the effectiveness of our registration statement is October 25, 2024. If the Extension Amendment Proposal is approved, the termination date will extend until December 25, 2025.

Any violation of Nasdaq Listing Rules would likely result in the suspension or delisting of our securities from Nasdaq, which would have a material adverse effect on the market prices of our securities and on shareholder liquidity. Additionally, any such delisting would materially and adversely impact our ability to pursue a business combination transaction, and would likely cause us to enter liquidation.
There can be no assurance that Nasdaq will change its listing standards, or forebear from enforcing them against us.
There are no assurances that the Extension will enable us to complete an initial business combination.
Approving the Extension Amendment Proposal involves a number of risks. Even if the Extension Amendment Proposal is approved and the Extension is implemented, we can provide no assurances that an initial business combination will be consummated prior to the Extended Date. Our ability to consummate an initial business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension Amendment Proposal is approved, we expect to seek stockholder approval of an initial business combination. We are required to offer stockholders the opportunity to redeem Class A common stock in connection with the Extension Amendment Proposal, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve our initial business combination. Even if the Extension Amendment Proposal or our initial business combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension Amendment Proposal and our initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of Class A common stock on the open market. The price of Class A common stock may be volatile, and there can be no assurance that stockholders will be able to dispose of Class A common stock at favorable prices, or at all.
A new 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares.
On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations. The excise tax is imposed on the repurchasing corporation itself, not its stockholders from which shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. On December 27, 2022, the U.S. Department of the Treasury (the “Treasury”) released Notice 2023-2, indicating its intention to propose certain regulations regarding the excise tax and issuing certain interim rules on which taxpayers may rely pending the issuance of further guidance. Under the interim rules, liquidating distributions made in a qualifying complete liquidation by publicly traded domestic corporations are exempt from the excise tax. In addition, any redemptions that occur in the same taxable year in which a qualifying complete liquidation is completed will also be exempt from such tax.
As described under “The Extension Amendment Proposal — Redemption Rights,” if the deadline for us to complete a business combination (currently July 25, 2024) is extended, our public stockholders will have the right to require us to redeem their public shares. Any redemption or other repurchase in connection with a business combination or otherwise may be subject to the excise tax. Whether and to what extent we would be subject to the excise tax in connection with a business combination would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with a business combination, (ii) the structure of a business combination, (iii) the nature and amount of any equity issuances by the Company in the same taxable year as any redemption or other repurchase, including a “PIPE” issued by the Company in connection with a business combination, (iv) if we fail to timely consummate a business combination, whether a liquidation of the Company is completed in the same taxable year as or in a taxable year following a redemption of shares, and (v) the content of future regulations and other guidance from the Treasury. In addition, because the excise tax would be payable by us, and not by the redeeming holder, the mechanics of any required payment of the excise tax have not been determined. The foregoing could cause a reduction in the cash available on hand to complete a business combination and in our ability to complete a business combination. The Company hereby confirms that it will not utilize any funds from its Trust Account to pay any potential excise taxes that may become due pursuant to the IR Act upon a redemption of the public shares, including, but not limited to, in connection with a liquidation of the Company if it does not effect a business combination prior to its termination date.
If we were deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to consummate an initial business combination and instead be required to liquidate the Company.
On January 24, 2024, the SEC issued final rules (“Final Rules”) relating to, among other items, enhancing disclosures in business combination transactions involving SPACs and private operating companies; amending the financial statement requirements applicable to transactions involving shell companies; effectively limiting the use of projections in SEC filings in connection with proposed business combination transactions; increasing the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940. These rules may materially adversely affect our ability to engage financial and capital market advisors, negotiate and complete the Business Combination and may increase the costs and time related thereto.
On March 30, 2022, the SEC had proposed rules which would provide a safe harbor for SPACs satisfying certain criteria from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the Proposed Rules would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of its registration statement for its initial public offering (“IPO Registration Statement”). The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.
In adopting the Final Rules, SEC did not adopt the proposed safe harbor but did provide guidance on activities that may raise concerns as to investment company status.
Notwithstanding the foregoing guidance, there remains uncertainty concerning the applicability of the Investment Company Act to SPACs, including a company like ours, that has not completed its initial business combination within 24 months from the effective date of its IPO Registration Statement. It is possible that a claim could be made that we have been operating as an unregistered investment company. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction, and our warrants would expire worthless.
Prior to October 26, 2023, funds in the Trust Account were held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940. However, to mitigate the risk of the Company being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), prior to the 24-month anniversary of the effective date of the registration statement relating to the Company’s initial public offering, the Company instructed US Bank National Association, the trustee with respect to the Trust Account (the “Trustee”), to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and to hold all funds in the Trust Account in cash in an interest bearing account until the earlier of consummation of our initial business combination or liquidation. In connection with such instructions, on October 26, 2023, the Company and the Trustee entered into an amendment (the “Trust Agreement Amendment”) to the Investment Management Trust Agreement dated October 25, 2021, which governs the investment of monies held in the Trust Account, to specifically allow the investment of those funds into an interest bearing account.

In the event the Extension Amendment Proposal is approved and effected, the ability of our public stockholders to exercise redemption rights with respect to a large number of our public shares may adversely affect the liquidity of our securities.
A public stockholder may request that the Company redeem all or a portion of such public stockholder’s common shares for cash. The ability of our public stockholders to exercise such redemption rights with respect to a large number of our public shares may adversely affect the liquidity of our Class A common shares. As a result, you may be unable to sell your Class A common shares even if the market price per share is higher than the per-share redemption price paid to public stockholders who elect to redeem their shares.
The proposed Business Combination with Baird Medical may be delayed or ultimately prohibited and the Company may not be able to complete the proposed Business Combination with Baird Medical since such initial business combination may be subject to regulatory review and approval requirements, including pursuant to foreign investment regulations and review by governmental entities such as the Committee on Foreign Investment in the United States (“CFIUS”), or may be ultimately prohibited.
In connection with the Business Combination, Merger Sub will merge with and into the Company, with the Company continuing as the surviving entity as a direct, wholly owned subsidiary of PubCo. The Business Combination may be subject to regulatory review and approval requirements by governmental entities, which may cause the Business Combination to be delayed or ultimately prohibited. For example, CFIUS has authority to review direct or indirect foreign investments in U.S. companies. Among other things, CFIUS is empowered to require certain foreign investors to make mandatory filings, to charge filing fees related to such filings, and to self-initiate national security reviews of foreign direct and indirect investments in U.S. companies if the parties to that investment choose not to file voluntarily. If CFIUS determines that an investment threatens national security, CFIUS has the power to impose restrictions on the investment or recommend that the President prohibit and/or unwind it. Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, the nationality of the parties, the level of beneficial ownership interest and the nature of any information or governance rights involved. We note that (i) we are a Delaware corporation, (ii) Betters is a Cayman Islands exempted company and, following the Business Combination, PubCo will be a foreign private issuer, (iii) the Sponsor is a Delaware limited liability company whose managing member is controlled by a non-U.S. person and (iv) following the Business Combination, the Sponsor will be a significant PubCo stockholder. In our view, it is unlikely that the Business Combination would be subject to or impacted by a CFIUS review. We will proceed with the proposed Business Combination without submitting to CFIUS and risk CFIUS intervention, before or after closing the proposed Business Combination. CFIUS may decide to block or delay the proposed Business Combination, or impose conditions with respect to it, which may delay or prevent us from consummating the proposed Business Combination. The process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we are unable to consummate the Business Combination within the applicable time period required, including as a result of extended regulatory review, we will (i) cease all operations except for the purpose of winding up, (ii) redeem the public shares of our capital stock, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares of capital stock, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In such event, the Company’s stockholders will miss the opportunity to benefit from the proposed Business Combination and the chance of realizing any future gains in the value of such investment. Additionally, there will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless if the Company fails to complete an initial business combination by the required date. In the event of such distribution, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than $10.20 per share.

BACKGROUND
We are a blank check company formed under the laws of the State of Delaware for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.
On October 25, 2021, we consummated our IPO of 23,000,000 units (the “units”), with each unit consisting of one share of Class A common stock, par value $0.0001 per share, which we refer to (together with any shares issued in exchange thereof) as the “public shares,” and one-half of one redeemable warrant, generating gross proceeds of $230.0 million.
Simultaneously with the closing of our IPO, we completed the private placement of 11,700,000 private placement warrants, at a purchase price of $1.00 per private placement warrant, to our Sponsor, generating gross proceeds to us of $11.7 million. The private placement warrants are identical to the warrants sold as part of the units in our IPO except that, so long as they are held by our Sponsor or its permitted transferees, they (1) may be exercised for cash or on a cashless basis, (2) are not subject to being called for redemption (except in certain circumstances when the public warrants are called for redemption and a certain price per public share threshold is met), (3) subject to certain limited exceptions, will be subject to transfer restrictions until 30 days following the consummation of the our initial business combination and (4) they (including the common shares issuable upon exercise thereof) are entitled to registration rights.
Of the gross proceeds received from our IPO and the sale of the private placement warrants, $234,600,000 was deposited in the Trust Account. The proceeds held in the Trust Account were originally invested by the trustee only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations. As of June [•], 2024, funds held in the Trust Account totaled approximately $[•], and were held in cash in an interest bearing account until the earlier of consummation of our initial business combination or liquidation.
On April 13, 2023, the Company held a special meeting of stockholders (the “First Extension Meeting”) to vote on a proposal to extend the date by which the Company must complete its initial business combination from April 25, 2023 to October 25, 2023 (the “First Extension Amendment Proposal”), and the stockholders approved the First Extension Amendment Proposal at that meeting. In connection with the vote to approve the First Extension Amendment Proposal, the holders of 18,211,208 shares of Class A common stock (representing 79% of the shares of Class A common stock then outstanding) properly exercised their rights to redeem their shares for cash. On October 20, 2023, the Company held a special meeting of stockholders (the “Second Extension Meeting”) to vote on a proposal to extend the date by which the Company must complete its initial business combination from October 25, 2023 to April 25, 2024 (the “Second Extension Amendment Proposal”), and the stockholders approved the Second Extension Amendment Proposal at that meeting. In connection with the vote to approve the Second Extension Amendment Proposal, the holders of 2,587,259 shares of Class A common stock (representing 54% of the shares of Class A common stock then outstanding) properly exercised their rights to redeem their shares for cash. In connection with those redemptions, approximately $217.0 million was withdrawn from the Trust Account to fund such redemptions, leaving a balance of approximately $23.5 million. On April 25, 2024, the Company held a special meeting of stockholders (the “Third Extension Meeting”) to vote on a proposal to extend the date by which the Company must complete its initial business combination from April 25, 2024 to July 25, 2024 (the “Third Extension Amendment Proposal”), and the stockholders approved the Third Extension Amendment Proposal at that meeting. In connection with the vote to approve the Third Extension Amendment Proposal, the holders of 662,217 shares of the Company’s Class A common stock (representing 30% of the shares of Class A common stock then outstanding) properly exercised their rights to redeem their shares for cash. In connection with those three redemptions, approximately $224.0 million was withdrawn from the Trust Account to fund such redemptions, leaving a balance of approximately $16.8 million.
Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things, director or indirect ownership of founder shares and warrants that may become exercisable in the future and advances that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Special Meeting  —  Interests of our Sponsor, Directors and Officers.”
On the record date of the Special Meeting, there were 7,289,316 common shares outstanding, of which 1,539,316 were public shares and 5,750,000 were founder shares. The founder shares carry voting rights in connection with the Extension Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor, the holder of the founder shares, that it intends to vote in favor of the Extension Amendment Proposal and the Adjournment Proposal.
Our principal executive offices are located at 100 Kingsley Park Dr, Fort Mill, South Carolina 29715 and our telephone number is (917) 209-8581.
THE EXTENSION AMENDMENT PROPOSAL
We are proposing to amend our Charter to extend the date by which we have to consummate a business combination to the Extended Date.
If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by July 25, 2024, as contemplated by our IPO prospectus and in accordance with our Charter, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board, liquidate and dissolve, subject in the case of clauses (2) and (3), to our obligations under the DGCL law to provide for claims of creditors and the requirements of other applicable law.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holder of our founder shares, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.
On June 26, 2023, we entered into the Business Combination Agreement with Baird Medical, Tycoon, PubCo and Merger Sub. We are not asking you to vote on the Business Combination at this time. The Business Combination will be submitted to stockholders of the Company for their consideration. On August 21, 2023, PubCo filed a Registration Statement on Form F-4 with the SEC, which includes a preliminary proxy statement and a definitive proxy statement, to be distributed to the Company’s stockholders in connection with the Company’s solicitation for proxies for the vote by the Company’s stockholders in connection with the Business Combination and other matters as described in the definitive proxy statement. After the Registration Statement on Form F-4 has been declared effective, the Company will mail a definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on the Business Combination. The Company’s stockholders and other interested persons are advised to read the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement, in connection with the Company’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the Business Combination, because these documents will contain important information about the Company and the Business Combination. Stockholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the Business Combination and other documents filed with the SEC by the Company, without charge, at the SEC’s website located at www.sec.gov.
The purpose of the Extension Amendment is to allow us more time to enter into and consummate an initial business combination, which our board believes is in the best interest of the Company. The Charter currently provides that we have until July 25, 2024 to consummate our initial business combination. In order for our stockholders to be able to evaluate the potential business combination and for us to be able to consummate such business combination, we will need to obtain the Extension in order to extend the date by which we must (1) consummate our initial business combination, (2) cease our operations except for the purpose of winding up if we fail to consummate such business combination, and (3) redeem all the public shares, from July 25, 2024 to the Extended Date.
A copy of the proposed amendments to the Charter of the Company is attached to this Proxy Statement under the first resolution in Annex A.
Reasons for the Extension Amendment Proposal
Our Charter provides that if our stockholders approve an amendment to our Charter that would affect the substance or timing of our obligation to redeem all of our public shares if we do not consummate our initial business combination before July 25, 2024, we will provide our public stockholders with the opportunity to redeem all or a portion of their common shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares. We believe that this provision of the Charter was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Charter.
The purpose of the Extension Amendment is to allow us more time to consummate the Business Combination. The Charter currently provides that we have until July 25, 2024 to consummate our initial business combination (the “Combination Period”).
Our board has determined that it is in the best interests of the Company to seek an extension of such date and have our stockholders approve the Extension Amendment Proposal to allow for additional time to hold a special meeting to obtain the stockholder approvals required in connection with the Business Combination and to consummate the closing of the Business Combination. Without the Extension, if we are unable to complete a business combination on or before July 25, 2024, we would be precluded from completing our initial business combination and would be forced to liquidate.
Our board currently believes that it is improbable that we will be able to negotiate and complete our initial business combination before July 25, 2024. Accordingly, our board believes that, in order for us to potentially consummate an initial business combination, we will need to obtain the Extension. Therefore, our board has determined that it is in the best interests of the Company and its stockholders to amend the Charter to extend the time it has to complete a business combination (the “Combination Period”) to December 25, 2024 (if extended to the full extent) in order to provide our stockholders with the chance to participate in a business combination. If the Extension Proposal is approved, the Company will have the right to extend the Combination Period for a total of up to five times, with five one-month Extensions for a total of five months after the Termination Date up to June 25, 2024 (if extended to the full extent), provided that in connection with each Extension, the Company or ExcelFin SPAC LLC, the Company’s sponsor (the “Sponsor”) (or its affiliates or permitted designees) agrees to deposit into the Trust Account for each of the five one-month Extensions $0.025 for each unredeemed public share (the “Extension Payment”) until June 25, 2024 (assuming the Company’s business combination has not occurred) in exchange for a noninterest bearing, unsecured promissory note payable upon consummation of a business combination.
If you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination in the future and the right to redeem your public shares in connection with such initial business combination.
If the Extension Amendment Proposal is Not Approved
If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by July 25, 2024, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board, liquidate and dissolve, subject in the case of clauses (2) and (3), to our obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.
If the Extension Amendment Proposal is Approved
Upon approval of the Extension Amendment Proposal by the requisite number of votes, the amendments to our Charter that are set forth under the first resolution in Annex A hereto will become effective. We will remain a reporting company under the Exchange Act, and our units, public shares and public warrants will remain publicly traded.
The removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $[•] that was in the Trust Account as of June [•], 2024. In such event, we may need to obtain additional funds to consummate an initial business combination and for the Company’s shares of Class A common stock to remain listed on the Nasdaq, and there can be no assurance that such funds will be available on acceptable terms or at all.
If the Extension Amendment Proposal is approved but we do not consummate our initial business combination by the Extended Date (or, if the date by which we have to consummate a business combination is further extended at a duly called special meeting, such later date), we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board, liquidate and dissolve, subject in the case of clauses (2) and (3), to our obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.
We cannot assure you that the per-share distribution from the Trust Account, if we liquidate, will not be less than $10.20 due to unforeseen claims of creditors. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.
Redemption Rights
Each of our public stockholders may submit an Election to, subject to the approval of the Extension Amendment Proposal and the implementation of the Extension, redeem all or a portion of its, his or her public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any, divided by the number of then-outstanding public shares. You will also be able to redeem your public shares in connection with any proposed initial business combination, or if we have not consummated our initial business combination by the Extended Date.
TO DEMAND REDEMPTION, PRIOR TO 5;00 P.M. EASTERN TIME ON JULY 18, 2024 (TWO BUSINESS DAYS BEFORE THE SPECIAL MEETING), YOU SHOULD ELECT EITHER TO

PHYSICALLY TENDER YOUR SHARES (AND/OR DELIVER YOUR SHARE CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO OUR TRANSFER AGENT AT EQUINITY TRUST COMPANY, 55 CHALLENGER ROAD 2ND FLOOR, RIDGEFIELD PARK, NEW JERSEY 07660 ATTN: SPAC TEAM, SPACSUPPORT@EQUINITI.COM, OR TO TENDER YOUR SHARES (AND/OR DELIVER YOUR SHARE CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO OUR TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), WHICH ELECTION WOULD LIKELY BE DETERMINED BASED ON THE MANNER IN WHICH YOU HOLD YOUR SHARES. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.
Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not such stockholder is a record holder or its, his or her shares are held in “street name,” by contacting our transfer agent or the stockholder’s broker and requesting delivery of its, his or her shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a stockholder’s broker and/or clearing broker, DTC, and our transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. Our transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from our transfer agent. We do not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such stockholders will have less time to make their investment decisions than those stockholders that tender their shares through the DWAC system.
Stockholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.
Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment Proposal at the Special Meeting will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public stockholder tenders its, his or her shares and decides prior to the vote at the Special Meeting that it, he or she does not want to redeem such shares, the stockholder may withdraw the tender. If you tender your common shares (and/or delivered your share certificate(s) (if any) and other redemption forms) for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. Any request for redemption, once made by a holder of public shares, may not be withdrawn once submitted to us unless our board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part). In the event that a public stockholder tenders shares and the Extension Amendment Proposal is not approved, such shares will not be redeemed and will be returned (along with any applicable share certificates) to the stockholder promptly following the determination that the Extension Amendment Proposal will not be approved. Our transfer agent will hold any share certificates of public stockholders that make the Election until such shares are redeemed for cash or returned to such stockholders.
If properly demanded, we will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay taxes, if any, divided by the number of then-outstanding public shares. Based upon the amount in the Trust Account as of June [•], 2024, which was approximately $[•], we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $[•] at the time of the Special Meeting. The closing price of the public shares on Nasdaq on June [•], 2024, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $[•]. We cannot assure stockholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares.
If you exercise your redemption rights, you will be exchanging your common shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your common shares (and/or deliver your share certificate(s) (if any) and other redemption forms) to our transfer agent prior to the vote on the Extension Amendment Proposal at the Special Meeting. We anticipate that a public stockholder who tenders common shares (and/or deliver share certificate(s) (if any) and other redemption forms) for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the effectiveness of the Extension Amendment.
Vote Required for Approval
The approval of the Extension Amendment Proposal requires the affirmative vote of the holders of at least a majority of all then outstanding shares of common stock. Accordingly, a stockholder’s failure to vote by proxy or to vote in person or online at the Special Meeting, an abstention from voting, or a broker non-vote will have the same effect as a vote against these proposals.
THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE EXTENSION AMENDMENT PROPOSAL.

THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal, if adopted, will allow our board to adjourn the Special Meeting to a later date or dates or indefinitely, if necessary or convenient, either (x) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or (y) or, if due to redemptions in connection with the Extension Amendment Proposal, the Company would not adhere to the continued listing requirements of Nasdaq. In no event will our board adjourn the Special Meeting for more than 30 days.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by our stockholders, our board may not be able to adjourn the Special Meeting to a later date or dates to permit further solicitation and vote of proxies or to allow public stockholders time to reverse their redemption requests in connection with the Extension Amendment Proposal.
Resolution to be Voted Upon
The full text of the resolution to be proposed is as follows:
“RESOLVED FURTHER, that there should also be included at the Special Meeting a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to (i) permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Extension Proposal or (ii) if stockholders have elected to redeem an amount of shares in connection with the Extension Amendment such that the Company would not adhere to the continued listing requirements of The Nasdaq Global Market.”
Vote Required for Approval
The approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the common stockholders present in person or represented by proxy at the Special Meeting and entitled to vote thereon. Abstentions and broker non-votes will have no effect on the outcome of this vote.
Recommendation of the Board
IF PRESENTED, OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.
MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR
STOCKHOLDERS MAKING THE ELECTION
The following discussion is a summary of the U.S. federal income tax considerations generally applicable to a holder of Class A common stock with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment Proposal. This discussion applies only to shares of Class A common stock held as a capital asset (generally, property held for investment) within the meaning of Section 1221 of the United States Internal Revenue Code of 1986, as amended (the “Code”).
This discussion does not address all U.S. federal income tax consequences that may be relevant to a U.S. holder’s particular circumstances, including the impact of the alternative minimum tax, or the Medicare contribution tax on net investment income. In addition, it does not address consequences relevant to U.S. holders subject to special rules, including, without limitation:
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financial institutions or financial services entities;

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broker-dealers;

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taxpayers that are subject to the mark-to-market accounting rules;

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tax-exempt entities;

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governments or agencies or instrumentalities thereof;

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insurance companies;

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regulated investment companies or real estate investment trusts;

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persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

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persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

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persons that hold our securities as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction; or

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persons whose functional currency is not the U.S. dollar.

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partnerships or other entities or arrangements treated as partnerships for U.S. federal income tax purposes.

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“controlled foreign corporations,” “passive foreign investment companies,” and corporations that accumulate earnings to avoid U.S. federal income tax.

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persons deemed to sell our common stock under the constructive sale provisions of the Code.

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“qualified foreign pension funds” as defined in Section 897(l)(2) of the Code and entities all of the interests of which are held by qualified foreign pension funds.

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U.S. expatriates and certain former citizens or long-term residents of the United States.

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tax-qualified pension funds.

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accrual method taxpayers that file applicable financial statements as described in Section 451(b) of the Code.

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the Sponsor or the directors and officers of the Company.

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Non-U.S. holders (as defined below, and except as otherwise discussed below).

If an entity or arrangement is treated as a partnership (or other pass-through entity) for U.S. federal income tax purposes and is a holder of Class A common stock, the tax treatment of the partners (or other owners) of such partnership will generally depend on the status of the partners, the activities of the partnership and certain determinations made at the partner level. Accordingly, partnerships (or other pass-through entities) and the partners (or other owners) in such partnerships (or such other pass-through entities) should consult their own tax advisors regarding the U.S. federal income tax consequences to them relating to the matters discussed below.
The following discussion is a summary only and does not discuss all aspects of U.S. federal income taxation that are associated with certain redemptions of Class A common stock. The effects of other U.S. federal tax laws, such as estate and gift tax laws and any applicable state, local or non-U.S. tax laws are not discussed. This discussion is based on the Code, Treasury regulations promulgated thereunder, judicial decisions and published rulings and administrative pronouncements of the Internal Revenue Service (“IRS”), in each case in effect as of the date hereof.
These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect holders to which this discussion applies and could affect the accuracy of the statements herein. The Company has not sought and will not seek any rulings from the IRS regarding the matters discussed below. There can be no assurance that the IRS or a court will not take a contrary position to that regarding the tax consequences discussed below.
THIS DISCUSSION IS NOT TAX ADVICE. HOLDERS OF CLASS A COMMON STOCK SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE

U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.
U.S. Federal Income Tax Treatment of Non-Electing Stockholders
A holder who does not make the Election will continue to own his or her shares and warrants, and will not recognize any income, gain or loss for U.S. federal income tax purposes by reason of the Extension Amendment Proposal.
U.S. Federal Income Tax Treatment of Electing Stockholders
U.S. Holders
For purposes of this discussion, a “U.S. holder” is a beneficial owner of shares of Class A common stock who, or that is, for U.S. federal income tax purposes:
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an individual who is a citizen or resident of the United States;

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a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) organized in or under the laws of the United States, any state thereof or the District of Columbia;

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an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

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an entity treated as a trust that (1) is subject to the primary supervision of a U.S. court and the control of one or more “United States persons” or (2) has a valid election in effect to be treated as a United States person for U.S. federal income tax purposes.

Generally.   If a U.S. holder’s Class A common stock is redeemed pursuant to an Election, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A common stock under Section 302 of the Code. If the redemption qualifies as a sale of the Class A common stock, the U.S. holder will generally be treated as described under “Gain or Loss on Redemption Treated as a Sale of Class A common stock” below. If the redemption does not qualify as a sale of the Class A common stock, the U.S. holder will generally be treated as receiving a distribution with the tax consequences described below under “Taxation of Redemption Treated as a Distribution”.
Whether a redemption qualifies for sale treatment will depend largely on whether the U.S. holder owns any of the Company’s stock following the redemption (including any stock treated as constructively owned by the U.S. holder as a result of owning warrants or by attribution from certain related individuals and entities), and if so, the total number of shares of the Company’s stock held by the U.S. holder both before and after the redemption (including any stock constructively treated as owned by the U.S. holder as a result of owning warrants or by attribution from certain related individuals and entities) relative to all of the Company’s shares outstanding both before and after the redemption. The redemption of Class A common stock will generally be treated as a sale of the Class A common stock (rather than as a corporate distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. holder, (ii) results in a “complete termination” of the U.S. holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. holder. These tests are explained more fully below.
In determining whether any of the foregoing tests are satisfied, a U.S. holder takes into account not only stock actually owned by the U.S. holder, but also stock that is treated as constructively owned by it. A U.S. holder may be treated as constructively owning, in addition to stock actually owned by the U.S. holder, stock owned by certain related individuals and entities in which the U.S. holder has an interest or that have an interest in such U.S. holder, as well as any stock that the U.S. holder has a right to acquire by exercise of an option, which would generally include Class A common stock that could be acquired pursuant to the exercise of the public warrants.
The redemption of Class A common stock will generally be “substantially disproportionate” with respect to a redeeming U.S. holder if the percentage of common stock outstanding voting shares that such U.S. holder actually or constructively owns immediately after the redemption is less than 80 percent of the percentage of the Company’s outstanding voting shares that such U.S. holder actually or constructively owned immediately before the redemption. Prior to the completion of an initial business combination, Class A common stock may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not apply.
There will be a complete termination of such U.S. holder’s interest if either (i) all of the Class A common stock actually or constructively owned by such U.S. holder is redeemed or (ii) all of the Class A common stock actually owned by such U.S. holder is redeemed and such U.S. holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of the Class A common stock owned by certain family members and such U.S. holder does not constructively own any other shares. The redemption of Class A common stock will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such U.S. holder’s proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in a U.S. holder’s proportionate interest in the Company will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation where such stockholder exercises no control over corporate affairs may constitute such a “meaningful reduction.”
If none of the above tests is satisfied, a redemption will be treated as a distribution with respect to the Class A common stock as described below in “Taxation of Redemption Treated as a Distribution.”
Gain or Loss on Redemption Treated as a Sale of Class A common stock.   If the redemption qualifies as a sale of Class A common stock, a U.S. holder will generally recognize capital gain or loss in an amount equal to the difference between the amount realized in the redemption and the U.S. holder’s adjusted tax basis in its disposed of Class A common stock. The amount realized is the sum of the amount of cash and the fair market value of any property received and a U.S. holder’s adjusted tax basis in its Class A common stock will generally equal the U.S. holder’s acquisition cost.
Any such capital gain or loss will generally be long-term capital gain or loss if the U.S. holder’s holding period for the Class A common stock so disposed of exceeds one year. It is unclear, however, whether the redemption rights with respect to the Class A common stock may suspend the running of the applicable holding period for this purpose. If the running of the holding period for the Class A common stock is suspended, then non-corporate U.S. holders may not be able to satisfy the one-year holding period requirement for long-term capital gain treatment, in which case any gain on a sale or taxable disposition of the shares would be subject to short-term capital gain treatment and would be taxed at regular ordinary income tax rates. Long-term capital gains recognized by non-corporate U.S. holders will be eligible to be taxed at reduced rates. Generally, a U.S. holder will recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption and (ii) the U.S. holder’s adjusted tax basis in its Class A common stock so redeemed. A U.S. holder’s adjusted tax basis in its Class A common stock generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of Class A common stock) less any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. holder generally will be taxable at a reduced rate. The deductibility of capital losses is subject to limitations.
Taxation of Redemption Treated as a Distribution.   If the redemption does not qualify as a sale of Class A common stock, a U.S. holder will generally be treated as receiving a distribution. Such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent the distribution is paid out of the Company’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Distributions in excess of any such earnings and profits will generally be applied against and reduce the U.S. holder’s basis in its other Class A common stock (but not below zero) and, to the extent in excess of such basis, will be treated as capital gain realized on the sale or other disposition of the Class A common stock as described under “Gain or Loss on Redemption Treated as a Sale of Class A common stock” above. After the application of those rules, any remaining tax basis of the U.S. holder in the Class A common stock redeemed will generally be added to the U.S. holder’s adjusted tax basis in its remaining Class A common stock, or, if it has none, to the U.S. holder’s adjusted tax basis in its warrants or possibly in other Class A common stock constructively owned by such U.S. holder.
Dividends we pay to a U.S. holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. holder generally will constitute “qualified dividends” that will be taxable at preferential long-term capital gain rates. It is unclear whether the redemption rights with respect to the Class A common stock may prevent a U.S. holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be. If the holding period requirements are not satisfied, then a corporation may not be able to qualify for the dividends received deduction and would have taxable income equal to the entire dividend amount, and non-corporate holders may be subject to tax on such dividend at regular ordinary income tax rates instead of the preferential rate that applies to qualified dividend income.
Non-U.S. Holders
For purposes of this discussion, a “Non-U.S. holder” is a beneficial owner of our Class A common stock that is neither a “U.S. person” nor an entity or arrangement treated as a partnership for U.S. federal income tax purposes.
Generally.   The U.S. federal income tax consequences to a Non-U.S. holder of Class A common stock that exercises its redemption rights to receive cash from the Trust Account in exchange for all or a portion of its shares will depend on whether the redemption qualifies as a sale under U.S. federal income tax principles, as described above under “Tax Treatment of Redeeming Stockholders — U.S. Holders — Generally.” If such a redemption qualifies as a sale, the U.S. federal income tax consequences to the Non-U.S. holder should be as described below under “Gain or Loss on Redemption Treated as a Sale of Class A common stock.” If such a redemption does not qualify as a sale of public shares, the Non-U.S. holder should be treated as receiving a corporate distribution, the U.S. federal income tax consequences of which are described below under “Taxation of Redemption Treated as a Distribution.”
Because it may not be certain at the time a Non-U.S. holder is redeemed whether such Non-U.S. holder’s redemption will be treated as a sale or distribution, and because such determination will depend in part on a Non-U.S. holder’s particular circumstances, the applicable withholding agent may not be able to determine whether (or to what extent) a Non-U.S. holder is treated as receiving a dividend for U.S. federal income tax purposes. Therefore, the applicable withholding agent may withhold tax at a rate of thirty percent (30%) (or such lower rate as may be specified by an applicable income tax treaty) on the gross amount of any consideration paid to a Non-U.S. holder in redemption of such Non-U.S. holder’s shares, unless (a) the applicable withholding agent has established special procedures allowing Non-U.S. holders to certify that they are exempt from such withholding tax and (b) such Non-U.S. holders are able to certify that they meet the requirements of such exemption (e.g., because such Non-U.S. holders are not treated as receiving a dividend under the Section 302 tests described above ). However, there can be no assurance that any applicable withholding agent will establish such special certification procedures. If an applicable withholding agent withholds excess amounts from the amount payable to a Non-U.S. holder, such Non-U.S. Holder generally may obtain a refund of any such excess amounts by timely filing an appropriate claim for refund with the IRS. Non-U.S. holders should consult their tax advisors regarding the application of the foregoing rules in light of their particular facts and circumstances and any applicable procedures or certification requirements.
Gain or Loss on Redemption Treated as a Sale of Class A common stock.   A Non-U.S. holder generally should not be subject to U.S. federal income or withholding tax in respect of gain recognized on a redemption of public shares that is treated as a sale as described above under “Generally,” unless:
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the gain is effectively connected with the conduct by the Non-U.S. holder of a trade or business within the United States (and, if required by an applicable income tax treaty, the Non-U.S. holder maintains a permanent establishment in the United States to which such gain is attributable);

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the Non-U.S. holder is a nonresident alien individual present in the United States for 183 days or more during the taxable year of the disposition and certain other requirements are met; or

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the Company is or has been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. holder held public shares and, in the case where the Company’s public shares are treated as regularly traded on an established securities market, the

Non-U.S. holder has owned, directly or constructively, more than five percent (5%) of the Company’s public shares at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. holder’s holding period for the public shares. There can be no assurance that the Company’s public shares will be treated as regularly traded on an established securities market for this purpose.
Gain described in the first bullet point above generally will be subject to U.S. federal income tax on a net income basis at the regular graduated rates applicable to a U.S. holder, unless an applicable tax treaty provides otherwise. A Non-U.S. holder that is a corporation also may be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on such effectively connected gain, as adjusted for certain items.
If the second bullet point above applies to a Non-U.S. holder, gain recognized by such Non-U.S. holder will be subject to U.S. federal income tax at a rate of thirty percent (30%) (or such lower rate specified by an applicable income tax treaty), which may be offset by U.S. source capital losses of the Non-U.S. holder (even though the individual is not considered a resident of the United States), provided the Non-U.S. holder has timely filed U.S. federal income tax returns with respect to such losses.
If the third bullet point above applies to a Non-U.S. holder, gain recognized by such Non-U.S. holder will be subject to tax at generally applicable U.S. federal income tax rates. In addition, the Company may be required to withhold U.S. federal income tax at a rate of fifteen percent (15%) of the amount realized upon such redemption. The Company will be classified as a “United States real property holding corporation” if the fair market value of its “United States real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes. It is not expected that the Company would be a United States real property holding corporation in the foreseeable future. However, such determination is factual in nature and subject to change, and no assurance can be provided as to whether the Company would be treated as a United States real property holding corporation at the relevant time.
Non-U.S. holders should consult their tax advisors regarding potentially applicable income tax treaties that may provide for different rules.
Taxation of Redemption Treated as a Distribution.   In general, any distributions made to a Non-U.S. holder of Class A common stock, to the extent paid out of the Company’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, the Non-U.S. holder maintains a permanent establishment in the United States to which such dividends are attributable), the Company will be required to withhold tax from the gross amount of the dividend at a rate of thirty percent (30%) of the gross amount of the dividends (or such lower rate specified by an applicable income tax treaty, provided the Non-U.S. holder furnishes a valid IRS Form W-8BEN or W-8BEN-E (or other applicable documentation) certifying qualification for the lower treaty rate). A Non-U.S. holder that does not timely furnish the required documentation, but that qualifies for a reduced treaty rate, may obtain a refund of any excess amounts withheld by timely filing an appropriate claim for refund with the IRS. Non-U.S. holders should consult their tax advisors regarding their entitlement to benefits under any applicable income tax treaty. In addition, if we determine that we are likely to be classified as a “United States real property holding corporation” ( “Gain or Loss on Redemption Treated as a Sale of Class A common stock.”), the Company will withhold fifteen percent (15%) of any distribution that exceeds the Company’s current and accumulated earnings and profits, including a distribution in redemption of public shares.
If dividends paid to a Non-U.S. holder are effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, the Non-U.S. holder maintains a permanent establishment in the United States to which such dividends are attributable), the Non-U.S. holder will be exempt from the U.S. federal withholding tax described above. To claim the exemption, the Non-U.S. holder must furnish to the applicable withholding agent a valid IRS Form W-8ECI, certifying that the dividends are effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States.

Any such effectively connected dividends will be subject to U.S. federal income tax on a net income basis at the regular graduated rates. A Non-U.S. holder that is a corporation also may be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on such effectively connected dividends, as adjusted for certain items. Non-U.S. holders should consult their tax advisors regarding any applicable tax treaties that may provide for different rules.
Information Reporting and Backup Withholding.   Payments of dividends on our Class A common stock will not be subject to backup withholding, provided the applicable withholding agent does not have actual knowledge or reason to know the holder is a United States person and the holder either certifies its Non-U.S. status, such as by providing a valid IRS Form W-8BEN, W-8BEN-E or W-8ECI, or otherwise establishes an exemption. However, information returns will be filed with the IRS in connection with payments of distributions on, and the proceeds from a redemption taxed as a sale of Class A common stock regardless of whether such distributions constitute dividends or whether any tax was actually withheld.
In addition, proceeds from a redemption taxed as sale of the Class A common stock within the United States or conducted through certain U.S.-related brokers generally will not be subject to backup withholding or information reporting if the applicable withholding agent receives the certification described above and does not have actual knowledge or reason to know that such holder is a United States person or the holder otherwise establishes an exemption. Proceeds from a redemption taxed as a sale of the Class A common stock conducted through a non-U.S. office of a non-U.S. broker generally will not be subject to backup withholding or information reporting. Copies of information returns that are filed with the IRS may also be made available under the provisions of an applicable treaty or agreement to the tax authorities of the country in which the Non-U.S. holder resides or is established.
Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a Non-U.S. holder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.
Additional Withholding Tax on Payments Made to Foreign Accounts.   Withholding taxes may be imposed under Sections 1471 to 1474 of the Code (such Sections commonly referred to as the Foreign Account Tax Compliance Act, or FATCA) on certain types of payments made to non-U.S. financial institutions and certain other non-U.S. entities. Specifically, a 30% withholding tax may be imposed on dividends on, or (subject to the proposed Treasury Regulations discussed below) gross proceeds from the sale or other disposition of, our common stock paid to a “foreign financial institution” or a “non-financial foreign entity” (each as defined in the Code), unless (1) the foreign financial institution undertakes certain diligence and reporting obligations, (2) the non-financial foreign entity either certifies it does not have any “substantial United States owners” (as defined in the Code) or furnishes identifying information regarding each substantial United States owner, or (3) the foreign financial institution or non-financial foreign entity otherwise qualifies for an exemption from these rules. If the payee is a foreign financial institution and is subject to the diligence and reporting requirements in (1) above, it must enter into an agreement with the U.S. Department of the Treasury requiring, among other things, that it undertake to identify accounts held by certain “specified United States persons” or “United States owned foreign entities” (each as defined in the Code), annually report certain information about such accounts, and withhold 30% on certain payments to non-compliant foreign financial institutions and certain other account holders. Foreign entities located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules.
Under the applicable Treasury Regulations and administrative guidance, withholding under FATCA generally applies to payments of dividends on our common stock. While withholding under FATCA would have applied also to payments of gross proceeds from the sale or other disposition of stock on or after January 1, 2019, regulations proposed by the Department of the Treasury eliminate FATCA withholding on payments of gross proceeds entirely. Taxpayers (including applicable withholding agents) generally may rely on these proposed regulations until final regulations are issued.
Prospective investors should consult their tax advisors regarding the potential application of withholding under FATCA on the redemption of their Class A common stock.

THE SPECIAL MEETING
Date, Time and Place.   The Special Meeting will be held on July 18, 2024, at 10:00 a.m., Eastern time, conducted via live webcast at the following address https://[webcast address]. You will need the passcode “[excelfin2024]” and the 16-digit meeting control number that is printed on your proxy card to enter the Special Meeting. The Company recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts. Please note that you will not be able to attend the Special Meeting in person. The sole purpose of the Special Meeting is to consider and vote upon the following proposals described in this Proxy Statement.
Voting Power; Record Date.   You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned the common stock at the close of business on June [•], 2024, the record date for the Special Meeting. You will have one vote per proposal for share you owned at that time. The Company warrants do not carry voting rights.
Quorum Required.   A quorum will be present at the Special Meeting if the holders of shares of outstanding capital stock of the Company representing a majority of the voting power of all outstanding shares of capital stock of the Company entitled to vote at the Special Meeting are represented in person or by proxy.
Votes Required.   The approval of the Extension Amendment Proposal requires the affirmative vote of the holders of at least a majority of all then outstanding shares of common stock. The approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the common stockholders present in person or represented by proxy at the Special Meeting and entitled to vote thereon.
On the record date of the Special Meeting, there were 7,289,316 common shares outstanding, of which 1,539,316 were public shares and 5,750,000 were founder shares. The founder shares carry voting rights in connection with the Extension Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor, which holds the founder shares, that it intends to vote in favor of the Extension Amendment Proposal and the Adjournment Proposal.
If you do not want the Extension Amendment Proposal to be approved, you must vote “AGAINST” the proposal. If the Extension Amendment Proposal is approved, and the Extension Amendment is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming public stockholders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Extension Amendment Proposal.
Broker “non-votes” and abstentions will have the effect of a vote against the Extension Amendment Proposal and will have no effect on the vote for the Adjournment Proposal.
Proxies; Board Solicitation; Proxy Solicitor.   Your proxy is being solicited on behalf of our board on the proposals to approve the Extension Amendment Proposal being presented to stockholders at the Special Meeting. We have engaged Morrow to assist in the solicitation of proxies for the Special Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person, by telephone or other means of communication. If you grant a proxy, you may still revoke your proxy and vote your shares in person (including by virtual means as provided herein) at the Special Meeting. You may contact Morrow at:
Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, Connecticut 06902
Stockholders may call toll-free: (800) 662-5200
Banks and Brokerage Firms, please call: (203) 658-9400
Email: xfin.info@investor.morrowsodali.com
Effects of Votes Against Extension Amendment Proposal
If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by July 25, 2024, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board, liquidate and dissolve, subject in the case of clauses (2) and (3), to our obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law. We cannot assure you that the per-share distribution from the Trust Account, if we liquidate, will not be less than $10.20 due to unforeseen claims of creditors. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holder of our founder shares, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.
Our Sponsor, directors, officers, advisors or any of their respective affiliates may purchase public shares or warrants in privately negotiated transactions or in the open market either prior to or following the completion of our initial business combination. Additionally, subject to applicable securities laws (including with respect to material nonpublic information), our Sponsor, directors, officers, advisors or any of their respective affiliates may enter into transactions with investors and others to provide them with incentives to acquire public shares, vote their public shares in favor of our initial business combination or not redeem their public shares. None of the funds held in the Trust Account will be used to purchase public shares or warrants in such transactions. If they engage in such transactions, they will be restricted from making any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or if such purchases are prohibited by Regulation M under the Exchange Act. We do not currently anticipate that such purchases, if any, would constitute a tender offer subject to the tender offer rules under the Exchange Act or a going-private transaction subject to the going-private rules under the Exchange Act; however, if the purchasers determine at the time of any such purchases that the purchases are subject to such rules, the purchasers will comply with such rules. Any such purchases will be reported pursuant to Section 13 and Section 16 of the Exchange Act to the extent such purchasers are subject to such reporting requirements.
Additionally, in the event our Sponsor, directors, officers, advisors or any of their respective affiliates were to purchase shares or warrants from public stockholders such purchases would be structured in compliance with the requirements of Rule 14e-5 under the Exchange Act including, in pertinent part, through adherence to the following:
•
our registration statement/proxy statement filed for our business combination transaction would disclose the possibility that our Sponsor, directors, officers, advisors or any of their respective affiliates may purchase shares, rights or warrants from public stockholders outside the redemption process, along with the purpose of such purchases;

•
if our Sponsor, directors, officers, advisors or any of their respective affiliates were to purchase shares or warrants from public stockholders, they would do so at a price no higher than the price offered through our redemption process;

•
our registration statement/proxy statement filed for our business combination transaction would include a representation that any of our securities purchased by our Sponsor, directors, officers, advisors or any of their respective affiliates would not be voted in favor of approving the business combination transaction;

•
our Sponsor, directors, officers, advisors or any of their respective affiliates would not possess any redemption rights with respect to our securities or, if they do acquire and possess redemption rights, they would waive such rights; and

•
we would disclose in a Form 8-K, before our security holder meeting to approve the business combination transaction, the following material items:

•
the amount of our securities purchased outside of the redemption offer by our Sponsor, directors, officers, advisors or any of their respective affiliates, along with the purchase price;

•
the purpose of the purchases by our Sponsor, directors, officers, advisors or any of their respective affiliates;

•
the impact, if any, of the purchases by our Sponsor, directors, officers, advisors or any of their respective affiliates on the likelihood that the business combination transaction will be approved;

•
the identities of our security holders who sold to our Sponsor, directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of our security holders (e.g., 5% security holders) who sold to our Sponsor, directors, officers, advisors or any of their respective affiliates; and

•
the number of our securities for which we have received redemption requests pursuant to our redemption offer.

The purpose of any such transaction could be to (1) increase the likelihood of obtaining stockholder approval of the Extension Amendment Proposal, (2) increase the likelihood of obtaining stockholder approval of the business combination, (3) reduce the number of public warrants outstanding and/or increase the likelihood of approval on any matters submitted to the public warrant holders for approval in connection with our initial business combination or (4) satisfy a closing condition in an agreement with a target that requires us to have a minimum net worth or a certain amount of cash at the closing of our initial business combination, where it appears that such requirement would otherwise not be met. Any such purchases of our securities may result in the completion of our initial business combination that may not otherwise have been possible. In addition, if such purchases are made, the public “float” of our securities may be reduced and the number of beneficial holders of our securities may be reduced, which may make it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.
Interests of our Sponsor, Directors and Officers
When you consider the recommendation of our board, you should keep in mind that our Sponsor, directors and officers have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things, the interests listed below:
•
If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by July 25, 2024, or by the Extended Date if the Extension Amendment Proposal is approved by the requisite number of votes (or, if the date by which we have to consummate a business combination is further extended at a duly called special meeting, such later date), we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board, liquidate and dissolve, subject in the case of clauses (2) and (3), to our obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law. In such event, the founder shares, which are owned by our Sponsor and our officers and independent directors, would be worthless because following the redemption of the public shares, we would likely have few, if any, net assets and because our holders of our founder shares have agreed to waive their rights to liquidating distributions from the Trust Account with respect to the founder shares if we fail to consummate our initial business combination within the required period.

•
In addition, simultaneously with the closing of our IPO, we sold an aggregate of 11,700,000 private placement warrants at a price of $1.00 per warrant in private placement transactions to our Sponsor.

•
The private placement warrants are each exercisable for one share of Class A common stock at $11.50 per share. If we do not consummate our initial business combination by July 25, 2024, or by the Extended Date if the Extension Amendment Proposal is approved by the requisite number of votes (or, if the date by which we have to consummate a business combination is further extended at a duly called special meeting, such later date), then the proceeds from the sale of the private placement warrants will be part of the liquidating distribution to the public stockholders and the warrants held by our Sponsor will be worthless.
•
Our directors and executive officers may continue to be directors and officers of any acquired business after the consummation of an initial business combination. As such, in the future, if they continue as directors and officers following such initial business combination, our directors and executive officers will receive any cash fees, share options or share awards that a post-business combination board of directors determines to pay to its directors and officers.

•
In order to protect the amounts held in the Trust Account, our Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party (other than our independent auditors) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduces the amount of funds in the Trust Account to below the lesser of (i) $10.20 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account if less than $10.20 per public share due to reductions in the value of the trust assets, in each case net of the interest that may be withdrawn to pay our tax obligations, provided that such liability will not apply to any claims by a third party or prospective target business that executed a waiver of any and all rights to seek access to the Trust Account, nor will it apply to any claims under our indemnity of the underwriter of our IPO against certain liabilities, including liabilities under the Securities Act.

The Board’s Reasons for the Extension Amendment Proposal and Its Recommendation
As discussed below, after careful consideration of all relevant factors, our board has determined that the Extension Amendment is in the best interests of the Company and its stockholders. Our board has approved and declared advisable adoption of the Extension Amendment Proposal and recommends that you vote “FOR” such proposal.
Our Charter currently provide that we have until July 25, 2024 to consummate our initial business combination. Our Charter provides that if our stockholders approve an amendment to our Charter that would affect the substance or timing of our obligation to redeem all of our public shares if we do not consummate our initial business combination before July 25, 2024, we will provide our public stockholders with the opportunity to redeem all or a portion of their common shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay taxes, if any, divided by the number of then-outstanding public shares. We believe that this provision of the Charter was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Charter.
We believe that it is in the best interests of the Company to extend the date that we have to consummate a business combination to the Extended Date in order to allow us to be able to consummate the initial business combination.
Resolutions to be Voted Upon
The full text of the resolutions to be proposed in connection with the Extension Amendment Proposal is set forth in Annex A of this Proxy Statement.
Our board unanimously recommends that our stockholders vote “FOR” the approval of the Extension Amendment Proposal.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information regarding the beneficial ownership of the common shares as of June [•], 2024, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the common shares, by:
•
each person known by us to be the beneficial owner of more than 5% of our Class A common shares or Class B common shares;

•
each of our executive officers and directors; and

•
all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all of our common shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the private placement warrants as these warrants are not exercisable within 60 days of June [•], 2024.
The percentages in the following table assume that there are 7,289,316 shares of common stock issued and outstanding, of which 1,539,316 are public shares of Class A common stock and 5,750,000 are founder shares of Class A common stock.
	Class A common stock		Class B common stock		Approximate Percentage of Total Common Stock
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class
Jennifer Hill	—	—	—	—	—
Joe Ragan	—	—	—	—	—
Gary Meltzer	—	—	—	—	—
Neil Wolfson	—	—	—	—	—
Goh Lin Piao	—	—	—	—	—
Brian Sun	—	—	—	—	—
Alka Gupta	—	—	—	—	—
Brady Dougan	—	—	—	—	—
All directors and officers as a group (8 individuals)	—	—	—	—	—
ExcelFin SPAC LLC(2)	5,750,000	78.9%			78.9%

*
Less than one percent.

(1)
Unless otherwise noted, the business address of each of the following entities or individuals is 100 Kingsley Park Dr., Fort Mill, South Carolina 29715.

(2)
ExcelFin SPAC LLC, the sponsor, is the record holder of the shares of Class A common stock reported herein. The sponsor is managed by Grand Fortune Capital, LLC. Grand Fortune Capital (HK) Company Ltd. (“GFCHK”) controls Grand Fortune Capital, LLC (“GFC”) and is managed by an investment committee (“GFCHK Investment Committee”) consisting of three members, Goh Lin Piao, James Ouyang and Ralph Cho. Any action by GFC with respect to shares of Class A common stock held directly by the sponsor, including voting and dispositive decisions, requires at least a majority vote of the members of the GFCHK Investment Committee. Each member of the GFCHK Investment Committee disclaims beneficial ownership of the shares held by GFC.

In May 2021, each of our independent directors, Jennifer Hill, Gary Meltzer and Neil Wolfson, and each of our advisors, Alka Gupta and Brady Dougan, acquired an equity interest in our sponsor, which owns all of the outstanding founder shares. Consequently, these individuals may benefit (similarly to our sponsor) from any increase in value of the founder shares owned by our sponsor.

Our initial stockholders beneficially own 78.9% of the issued and outstanding shares of common stock. In addition, because of their ownership block, our initial stockholders may be able to effectively influence the outcome of all other matters requiring approval by our stockholders, including amendments to our amended and restated certificate of incorporation and approval of significant corporate transactions.
HOUSEHOLDING INFORMATION
Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:
•
if the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at 100 Kingsley Park Dr, Fort Mill, South Carolina 29715 to inform us of the stockholder’s request; or

•
if a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

FUTURE STOCKHOLDER PROPOSALS
If the Extension Amendment Proposal is approved and the Extension is implemented, we anticipate that we will hold another special meeting before the Extended Date to consider and vote upon approval of our initial business combination and other related matters. Accordingly, if we consummate the Business Combination within the required timeframe, the Company’s next annual general meeting of stockholders will be held at a future date to be determined by the post-business combination company. If the Extension Amendment Proposal is not approved, or if it is approved but we do not consummate a business combination before the Extended Date, the Company will dissolve and liquidate and there will be no annual general meeting.
WHERE YOU CAN FIND MORE INFORMATION
We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read our SEC filings, including this Proxy Statement, at the SEC’s website at http://www.sec.gov.
If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact our proxy solicitation agent at the following address and telephone number:
Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, Connecticut 06902
Stockholders may call toll-free: (800) 662-5200
Banks and Brokerage Firms, please call: (203) 658-9400
Email: xfin.info@investor.morrowsodali.com
You may also obtain these documents by requesting them in writing from us by addressing such request to us at ExcelFin Acquisition Corp., 100 Kingsley Park Dr, Fort Mill, South Carolina 29715.
If you are a stockholder of the Company and would like to request documents, please do so by July 11, 2024 (five business days prior to the date of the Special Meeting), in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A
PROPOSED FOURTH AMENDMENT TO THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
EXCELFIN ACQUISITION CORP.
ExcelFin Acquisition Corp. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:
1.
The name of the Corporation is “ExcelFin Acquisition Corp.” The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on March 15, 2021 (the “Original Certificate”). An Amended and Restated Certificate of Incorporation, which both amended and restated the provisions of the Original Certificate, was filed in the office of the Secretary of State of the State of Delaware on October 20, 2021 (the “Amended and Restated Certificate of Incorporation”).

2.
This fourth amendment (the “Fourth Amendment”) to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.

3.
This Fourth Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of at least a majority of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”).

4.
The text of the second sentence of Section 9.1(b) of Article IX is hereby amended to read as follows:

Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by the Termination Date (as defined below), including any extension thereof, and (iii) the redemption of Offering Shares in connection with a vote seeking to amend any provisions of this Amended and Restated Certificate (A) to modify the substance or timing of the Corporation’s obligation to allow redemption in connection with the Corporation’s initial Business Combination or to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination by December 25, 2024 or (B) with respect to any other provision relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7).
5.
The text of Section 9.2(d) of Article IX is hereby amended to read as follows:

(d)   In the event that the Corporation has not consummated an initial Business Combination by July 25, 2024 (the “Termination Date”), the Corporation may extend the Termination Date until up to December 25, 2024, comprised of five one-month extensions (each an “Extension”), for a total of five months after the Termination Date; provided that there has been deposited into the Trust Account before the Termination Date or the end of the immediately preceding extension, as applicable, for each of the five one-month extensions $0.025 for each then outstanding public share until December 25, 2024 (assuming the Corporation’s business combination has not occurred) in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination. In the event that the Corporation has not consummated an initial Business Combination by the Termination Date, including any extension thereof, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which

A-1

redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
IN WITNESS WHEREOF, ExcelFin Acquisition Corp. has caused this Fourth Amendment to be duly executed in its name and on its behalf by an authorized officer as of this [   ] day of June, 2024.
EXCELFIN ACQUISITION CORP.
By:
Name:
Title:

A-2

PROXY CARD
EXCELFIN ACQUISITION CORP.
PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be Held on July 18, 2024: This notice of meeting, the accompany proxy statement, proxy card and annual report are available at https://[webcast address]. For banks and brokers, the notice of meeting and the accompany proxy statement are available at https://[webcast address].
The undersigned hereby appoints Joe Ragan and Brian Sun as proxy of the undersigned to attend the Special Meeting of Stockholders (the “Special Meeting”) of ExcelFin Acquisition Corp. (the “Company”), to be held virtually as described in the proxy statement on July 18, 2024 at 10:00 a.m. Eastern Time, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Special Meeting, dated June [•], 2024 (the “Notice”), a copy of which has been received by the undersigned, as follows:
PROPOSAL 1. THE EXTENSION AMENDMENT PROPOSAL — To amend the Company’s amended and restated certificate of incorporation to extend the date by which the company must (1) effectuate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses, (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem 100% of the Company’s Class A common stock, from July 25, 2024 to December 25, 2024.
For  ☐      Against  ☐      Abstain  ☐
PROPOSAL 2. THE ADJOURNMENT PROPOSAL — To approve the adjournment of the Special Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve one or more proposals presented to stockholders to vote or, (ii) if due to redemptions in connection with the Extension Amendment Proposal, the Company would not adhere to the continued listing requirements of Nasdaq.
For  ☐      Against  ☐      Abstain  ☐
NOTE: IN THEIR DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT(S) THEREOF.
THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.
Dated:

Signature of Stockholder
PLEASE PRINT NAME:
Certificate Number(s):
Total Number of Shares Owned:
Signature should agree with name printed hereon. If a share is held in the name of more than one person, the vote of the senior holder who tenders a vote shall be accepted to the exclusion of the votes of the other joint holders, and seniority shall be determined by the order in which the names of the holders stand in the Register of Stockholders of the Company. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.
PLEASE COMPLETE THE FOLLOWING:
I plan to participate in the Special Meeting by virtual attendance (Circle one):
Yes         No         Number of attendees:
PLEASE NOTE:
STOCKHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE SPECIAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.